                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: September 22, 1997
(Date of earliest event reported)



                         Residential Accredit Loans Inc.
             (Exact name of registrant as specified in its charter)


Delaware                      33-95932                    51-0368240
(State or Other Juris-       (Commission            (I.R.S. Employer
diction of Incorporation)   File Number)         Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(612) 832-7000






[CTSRASC.WPD    December 7, 1995]

Item 5.  Other Events.


                  On September 29, 1997, the Registrant expects to cause the issuance and sale of Mortgage Pass-Through Certificates, Series 1997-QS9 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of September 1, 1997, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bankers Trust Company, Ltd., as Trustee.

                  In connection with the expected sale of the Series 1997-QS9 Certificates, the Registrant has been advised by Painne Webber (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral information with respect to the mortgage loans ("Mortgage Loans") underlying the proposed offering of the Certificates (the "Collateral Term Sheets"), which Collateral Term Sheets are being filed manually as exhibits to this report.

                  The   Collateral   Term  Sheets  have  been  provided  by  the
         Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

                  In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.




[CTSRASC.WPD    December 7, 1995]

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits



                           Item 601(a) of
                           Regulation S-K
          Exhibit No.        Exhibit No.                Description
               1                 99               Collateral Term Sheets



[CTSRASC.WPD    December 7, 1995]

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                      RESIDENTIAL ACCREDIT LOANS
                                              INC.

                                      By: /s/ Randy Van Zee
                                      Name: Randy Van Zee
                                      Title: Vice President




Dated: September 22, 1997


























[CTSRASC.WPD    December 7, 1995]

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                           RESIDENTIAL ACCREDIT LOANS
                                                   INC.

                                           By:
                                           Name: Randy Van Zee
                                           Title: Vice President




Dated: September 22, 1997

[CTSRASC.WPD    December 7, 1995]

                         EXHIBIT INDEX


                    Item 601 (a) of   Sequentially
         Exhibit   Regulation S-K    Numbered
         Number     Exhibit No.      Description              Format


1                          99        Collateral Term              P
                                         Sheets



[CTSRASC.WPD    December 7, 1995]

                                                      -7-
                                    EXHIBIT 1

                             (Intentionally Omitted)

[CTSRASC.WPD    December 7, 1995]